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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                   FORM 8-K/A

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 15, 1996
             Amendment Number 1 to Form 8-K dated February 15, 1996

                               CONMED CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           New York                         0-16093             16-0977505
-------------------------------           ------------       -------------------
(State or other jurisdiction of           (Commission        (I.R.S. Employer
incorporation or organization)            File Number)       Identification No.)

    310 Broad Street, Utica, New York                             13501
 ---------------------------------------                        ----------
 (Address of principal executive offices)                       (Zip Code)


                                 (315) 797-8375
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events

        The Exhibits listed under Item 7. are filed as part of this report on Form 8-K.



Item 7. Financial Statements and Exhibits

        (c) Exhibits


            4.6 Credit  Agreement - Term Loan Facility  dated as of December 29,
                1995 among CONMED Corporation and The Chase Manhattan Bank, N.A.

            4.7 Credit  Agreement  -  Revolving  Credit  Facility  dated  as  of
                December 29, 1995 among CONMED Corporation and The Chase Manhattan Bank, N.A.

            99. Consolidated   financial  statements  and  schedules  of  CONMED
                Corporation as of December 30, 1994 and December 29, 1995, and for the three years ended December 29, 1995.

                                    Signature


         Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              CONMED CORPORATION



                                              By: /s/ Robert D. Shallish, Jr.
                                                  ------------------------------
                                                  Vice President-Finance
Dated: February 15, 1996